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FIRST INDEPENDENCE CORPORATION

December 27, 2001

Dear Fellow Stockholder:

       On behalf of the Board of Directors and management of First Independence Corporation, we cordially invite you to attend the annual meeting of stockholders. The annual meeting will be held at 10:30 a.m., Central Standard Time, on January 30, 2002, at our office located at Myrtle and Sixth Streets, Independence, Kansas.

       In addition to the election of directors, stockholders are also being asked to ratify the appointment of Grant Thornton LLP as independent auditors. Accordingly, your Board of Directors unanimously recommends that you vote FOR the election of the nominees for director as well as the ratification of auditors.

       We encourage you to attend the annual meeting in person. Whether or not you plan to attend, however, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. This will save us the additional expense in soliciting proxies and will ensure that your shares are represented at the annual meeting.

       Thank you for your attention to this important matter.

Very truly yours,
/s/ Larry G. Spencer Larry G. Spencer President and Chief Executive Officer

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FIRST INDEPENDENCE CORPORATION
Myrtle and Sixth Streets
Independence, Kansas 67301
(620) 331-1660

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on January 30, 2002

       Notice is hereby given that the annual meeting of stockholders of First Independence Corporation ("First Independence") will be held at our office located at Myrtle and Sixth Streets, Independence, Kansas, at 10:30 a.m., Central Standard Time, on January 30, 2002.

       A proxy card and a proxy statement for the annual meeting are enclosed.

       The annual meeting is for the purpose of considering and acting upon:

Proposal I.	Election of two directors of First Independence, each with a term of three years;
Proposal II.	The ratification of the appointment of Grant Thornton LLP as independent auditors for First Independence for the fiscal year ending September 30, 2002;

and such other matters as may properly come before the annual meeting, or any adjournments or postponements thereof. We are not aware of any other business to come before the annual meeting.

       Any action may be taken on the foregoing proposals at the annual meeting on the date specified above, or on any date or dates to which the annual meeting may be adjourned or postponed. Stockholders of record as of the close of business on December 3, 2001 are the stockholders entitled to vote at the annual meeting and any adjournments or postponements thereof. A complete list of stockholders entitled to vote at the annual meeting will be available for inspection by stockholders at our office during the ten days prior to the annual meeting as well as at the annual meeting.

       You are requested to complete and sign the enclosed proxy card which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. Your proxy will not be used if you attend and vote at the annual meeting in person.

By Order of the Board of Directors
/s/ Lavern W. Strecker Lavern W. Strecker Chairman of the Board

Independence, Kansas
December 27, 2001

IMPORTANT: The prompt return of proxies will save us the expense of further requests for proxies to ensure a quorum at the annual meeting.
A self-addressed envelope is enclosed for your convenience.
No postage is required if mailed within the United States.

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PROXY STATEMENT

FIRST INDEPENDENCE CORPORATION
Myrtle and Sixth Streets
Independence, Kansas 67301
(620) 331-1660

ANNUAL MEETING OF STOCKHOLDERS
January 30, 2002

       The First Independence Corporation ("First Independence") Board of Directors is using this proxy statement to solicit proxies from the holders of First Independence common stock for use at our annual meeting of stockholders. We are first mailing this proxy statement and the enclosed form of proxy to our stockholders on or about December 27, 2001.

       Certain of the information provided herein relates to our wholly owned subsidiary, First Federal Savings and Loan Association of Independence ("First Federal").

Time and Place of the Annual Meeting; Matters to be Considered

       Our annual meeting will be held as follows:

       Date:     January 30, 2002
       Time:    10:30 a.m., Central Standard Time
       Place:    Office of First Independence Corporation
                     Myrtle and Sixth Streets
                     Independence, Kansas

       At the annual meeting, stockholders are being asked to consider and vote upon the following proposals:

  the election of two directors of First Independence, each with a term of three years;

  the ratification of the appointment of Grant Thornton LLP as First Independence's independent auditors for the fiscal year ending September 30, 2002; and

any other matters that may properly come before the annual meeting. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting.

Voting Rights of Stockholders; Votes Required for Approval

       Only holders of record of First Independence common stock on December 3, 2001 are entitled to notice of and to vote at the annual meeting. You are entitled to one vote for each share of First Independence common stock you own as of the record date. On December 3, 2001, 937,305 shares of First Independence common stock were outstanding and entitled to vote at the annual meeting.

       Directors shall be elected by a plurality of the votes cast. In all matters other than the election of directors, the affirmative vote of a majority of the votes cast shall be the act of the stockholders. Proxies marked to abstain with respect to a proposal have the same effect as votes against the proposal. Broker non-votes have no effect on the vote. One-third of the shares of the First Independence common stock, present in person or represented by proxy, shall constitute a quorum for purposes of the annual meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

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       The First Independence Board of Directors unanimously recommends that you vote "FOR" the election of each of the Board of Directors' nominees and "FOR" the proposal to ratify Grant Thornton LLP as First Independence's independent auditors for the fiscal year ending September 30, 2002.

Voting of Proxies; Revocability of Proxies; Proxy Solicitation Costs

       Proxies are solicited to provide all stockholders of record on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials. Shares of First Independence common stock can only be voted if the stockholder is present in person at the annual meeting or by proxy. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. You can always change your vote at the annual meeting.

       Voting instructions are included on your proxy card. Shares of First Independence common stock represented by properly executed proxies will be voted by the individuals named in such proxy in accordance with the stockholder's instructions. Where properly executed proxies are returned to us with no specific instruction as to how to vote at the annual meeting, the persons named in the proxy will vote the shares "FOR" the election of each of the Board of Directors' nominees and "FOR" the ratification of the appointment of Grant Thornton LLP as our independent auditors for the fiscal year ending September 30, 2002. Should any other matters be properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment.

       You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children -- in which case you will receive three separate proxy cards to vote.

       You may revoke your proxy before it is voted by: (i) submitting a new proxy with a later date relating to the same shares and delivering it to the Secretary of First Independence; (ii) notifying the Secretary of First Independence in writing before the annual meeting that you have revoked your proxy; or (iii) voting in person at the annual meeting. Any written notice shall be delivered to Gary L. Overfield, Secretary of First Independence Corporation, at Myrtle and Sixth Streets, Independence, Kansas 67301.

       If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of First Independence common stock on December 3, 2001, the record date for voting at the annual meeting and the number of shares held by the nominee on your behalf.

       We will pay the cost of soliciting proxies. In addition to this mailing, our directors, officers and employees may also solicit proxies personally, electronically or by telephone. We will also reimburse brokers and other nominees for their reasonable expenses in sending these materials to you and obtaining your voting instructions.

Voting Securities and Principal Holders Thereof

       The following table sets forth as of December 3, 2001, information regarding share ownership of: (i) those persons or entities known by us to beneficially own more than five percent of the common stock of First Independence; (ii) each director and director nominee of First Independence; (iii) each executive officer of First Independence named in the Summary Compensation table appearing under "Executive

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Compensation" below; and (iv) all current directors and executive officers of First Independence as a group. The address of each of the beneficial owners, except where otherwise indicated, is the same address as First Independence.

Beneficial Owner	Shares Beneficially Owned(1)	Percent of Class
First Independence Corporation Employee Stock Ownership Plan ("ESOP")	118,214(2)	12.61%

Athena Capital Management, Inc. 621 East Germantown Pike, # 105 Plymouth Valley, PA 19401	100,351(3)	10.71

Tontine Financial Partners, L.P., Tontine Management, L.L.C., and Jeffrey L. Gendell 200 Park Avenue Suite 3900 New York, NY 10166	70,743(4)	7.55

Dr. Phillip Eastep, Michael S. Mitchell Revocable Trust, Jon Harrison, John Banks, Steve Waite, and Demo Sales, Inc.	57,623(5)	6.15

Larry G. Spencer, President, Chief Executive Officer and Director	71,051(6)	7.47

James B. Mitchell, Vice President and Chief Financial Officer	56,645(7)	6.01

William T. Newkirk II, Vice Chairman of the Board	9,818(8)	1.04

Harold L. Swearingen, Director	9,230(9)	0.98

Lavern W. Strecker, Chairman of the Board	7,118(10)	0.76

Joseph M. Smith, Director	6,302(11)	0.67

Robert A. Johnson, Director	2,785(12)	0.30

E. JoVonnah Boecker, Director	1,182(13)	0.13

Directors and executive officers as a group (10 persons)	244,334(14)	24.46

______________________

(1) Amounts include shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, shares held in a fiduciary capacity, shares held by certain members of the named individuals' families, or shares held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the named individuals may be deemed to have sole or shared voting and/or investment powers.
(2) The amount reported represents shares held by the ESOP, 109,050 of which have been allocated to accounts of participants. First Bankers Trust Company, N.A., Quincy, Illinois, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP, but expressly disclaims beneficial ownership of all these shares. Participants in the ESOP are entitled to instruct the trustee as to the voting of the shares allocated to their ESOP accounts. For each issue voted upon by First Independence's

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stockholders, unallocated shares held by the ESOP are voted by the trustee in the same manner proportionally that the participants in the ESOP voted the shares allocated to their accounts with respect to the issue.
(3) As reported by Athena Capital Management, Inc. in a Schedule 13G/A filed on January 30, 2001. Athena Capital Management, Inc., a registered investment adviser, reported sole voting and investment power with respect to 836 shares and shared voting and investment power with respect to 99,515 shares.
(4) As reported by the above persons in a Schedule 13G/A filed on February 15, 2001. These persons reported shared voting and investment power as to all 70,743 shares, which they hold as members of a group.
(5) As reported by the above persons in a Schedule 13D filed on April 7, 2000. The Schedule 13D was a joint filing pursuant to Rule 13d-1(k)(l) of the Securities Exchange Act of 1934, as amended. Dr. Phillip Eastep reported sole voting and investment power as to 19,533 shares, Michael S. Mitchell Revocable Trust reported sole voting and investment power as to 18,915 shares, Jon Harrison reported sole voting and investment power as to 9,250 shares, John Banks reported sole voting and investment power as to 5,000 shares, Steve Waite reported sole voting and investment power as to 2,000 shares, and Demo Sales, Inc. reported sole voting and investment power as to 2,925 shares. Dr. Eastep's business address is 220 North Main, Cherryvale, KS 67335. Michael S. Mitchell Revocable Trust's business address is P.O. Box 753, Chanute, KS 66720. Mr. Harrison's business address is 6507 N. 127th Street, Wichita, KS 67226. Mr. Banks' business address is 1824 Lawndale, El Dorado, KS 67042. Mr. Waite's business address is 719 Meadow Road, El Dorado, KS 67042. Demo Sales, Inc.'s business address is 2930 Terra Vista Drive, Independence, KS 67301.
(6) Includes 28,656 shares held directly, 9,111 shares held jointly with Mr. Spencer's spouse, 641 shares held solely by Mr. Spencer's spouse, 100 shares held jointly with Mr. Spencer's brother, 600 shares held by Mr. Spencer's children, 17,462 shares allocated to Mr. Spencer's ESOP account and 14,481 shares subject to options.
(7) Includes 18,112 shares held directly, 17,523 shares held jointly with Mr. Mitchell's spouse, 840 shares held solely by Mr. Mitchell's spouse, 2,922 shares held by minor children of Mr. Mitchell, 12,702 shares allocated to Mr. Mitchell's ESOP account and 4,546 shares subject to options.
(8) Includes 4,000 shares held directly and 5,818 shares subject to options.
(9) Includes 3,722 shares held in a trust, of which Mr. Swearingen is a trustee, and 5,508 shares subject to options.
(10) Includes 4,800 shares held in a trust for the benefit of Mr. Strecker's wife, for which Mr. Strecker is a co-trustee, 1,000 shares held directly, and 1,318 shares subject to options.
(11) Includes 484 shares held jointly with Mr. Smith's spouse and 5,818 shares subject to options.
(12) Includes 1,040 shares held jointly with Mr. Johnson's spouse and 1,745 shares subject to options.
(13) Includes 530 shares held jointly with Ms. Boecker's spouse, 52 shares held jointly with Ms. Boecker's children and 600 shares subject to options.
(14) Includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, shares held in a fiduciary capacity, shares held by certain members of the group members' families, or shares held by trusts of which the group member is a trustee or substantial beneficiary, with respect to which shares the group members may be deemed to have sole or shared voting and/or investment powers. This amount also includes an aggregate of 61,766 shares subject to options granted under the First Independence Corporation 1993 Stock Option and Incentive Plan and 52,084 shares allocated to the accounts of executive officer participants under the ESOP.

PROPOSAL I - ELECTION OF DIRECTORS

       Our Board of Directors currently consists of seven members. Approximately one-third of the directors are elected annually. Directors are generally elected to serve for a three-year period or until their respective successors are elected and qualified.

       The following table sets forth certain information regarding the composition of our Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the annual meeting FOR the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, we are unaware of any reason why a nominee might be unable to serve if elected. Except as disclosed herein, there are no arrangements or understandings between a nominee and any other person pursuant to which the nominee was selected.

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Name	Age(1)	Position(s) Held with First Independence	Director Since(2)	Term to Expire

NOMINESS
Lavern W. Strecker	60	Chairman of the Board	1993	2005
Robert A. Johnson	55	Director	1999	2005

DIRECTORS CONTINUING IN OFFICE
E. JoVonnah Boecker	54	Director	1999	2003
Larry G. Spencer	53	President, Chief Executive Officer and Director	1993	2003
Harold L. Swearingen	64	Director	1992	2003
William T. Newkirk II	45	Vice Chairman of the Board	1992	2004
Joseph M. Smith	56	Director	1993	2004

(1)   At September 30, 2001.
(2)   Includes service as a director of First Federal.

       The business experience during the last five years of each of the directors is as follows:

       Lavern W. Strecker. Mr. Strecker is Chairman of the Board of First Independence and First Federal, positions he has held since January 1999. Mr. Strecker is currently retired. Prior to his retirement in 1992, Mr. Strecker was employed by ARCO Pipe Line Company for 26 years with his last position being Manager of Accounting and Control.

       Robert A. Johnson. Mr. Johnson is the Human Resource Manager of Cobalt Boats, a manufacturer of luxury boats, a position he has held since last year. Prior to his current employment, Mr. Johnson was the Human Resource Manager of M-E-C Company of Neodesha, Kansas for five years and a personnel manager with Emerson Electric Company of Independence, Kansas for 13 years.

       E. JoVonnah Boecker. Ms. Boecker is the City Clerk of Neodesha, a position she has held since 1983.

       Larry G. Spencer. Mr. Spencer is President and Chief Executive Officer of First Independence and First Federal. Mr. Spencer has been employed by First Federal since 1974 and has held a variety of positions including Executive Vice President. Mr. Spencer was promoted to President and Chief Executive Officer of First Federal in 1990 and has been the President and Chief Executive Officer of First Independence since inception. Mr. Spencer received a degree in Business Administration from Pittsburg State University and served in the U.S. Army for three years. He has served on the boards of the Chamber of Commerce, Main Street, the Independence Community College Endowment Association, Community Chest and Junior Achievement. He is presently a member of the board of Heartland Community Bankers, USD#446 Endowment Association, Kansas Food Bank and Independence Industries. He is also a member of the Rotary Club.

       Harold L. Swearingen. Prior to his retirement in 1992, Mr. Swearingen was employed as a telecommunications manager by ARCO Pipe Line Company, Independence, Kansas. Mr. Swearingen had been employed by Atlantic Richfield Company and its subsidiaries since 1960. He is a graduate of Kansas State University.

       William T. Newkirk II. Mr. Newkirk is Vice Chairman of the Board of First Independence and First Federal, positions he has held since January 1999. Mr. Newkirk is the Vice President of Newkirk, Dennis & Buckles, Inc., an insurance agency located in Independence, Kansas. Mr. Newkirk has been in the insurance business for 22 years.

       Joseph M. Smith. Mr. Smith is currently retired. Prior to his retirement in 2000, Mr. Smith was the County Extension Agent Agriculture and Coordinator with the Montgomery County Extension Council for 28 years.

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Meetings and Committees of the Board of Directors

       Meetings and Committees of First Independence. The Board of Directors generally meets on a quarterly basis. Our Board of Directors met four times during fiscal 2001. During fiscal 2001, no incumbent director of First Independence attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by the committees of the Board of Directors on which he or she served.

       Our Board of Directors has standing Executive, Audit and Compensation Committees.

       The Executive Committee for fiscal 2001 was comprised of Chairman Strecker, Vice Chairman Newkirk and Director Smith. The Executive Committee meets on an as needed basis and exercises the powers of First Independence's Board of Directors between Board meetings to the extent permitted by Delaware law. This committee did not meet during fiscal 2001.

       The Audit Committee recommends independent auditors to the Board, reviews the results of the auditors' services, reviews with management and the internal auditors the systems of internal control and internal audit reports and assures that the books and records of First Independence are kept in accordance with applicable accounting principles and standards. The members of the Audit Committee for fiscal 2001 were Chairman Strecker, Vice Chairman Newkirk and Director Smith. This committee met once during the fiscal year ended September 30, 2001. For additional information regarding the audit committee see, "Audit Committee Matters" below.

       The Compensation Committee for fiscal 2001 was composed of Chairman Strecker, Vice Chairman  Newkirk and Director Smith. This committee is responsible for administering the First Independence Corporation 1993 Stock Option and Incentive Plan and also reviews compensation and benefit matters. This committee meet two times during the fiscal year ended September 30, 2001.

       Our entire Board of Directors acts as a nominating committee for selecting nominees for election as directors. While we will consider nominees recommended by stockholders, we have not actively solicited such nominations. Pursuant to our bylaws, nominations by stockholders must be delivered in writing to the Secretary of First Independence at least 30 days before the date of the annual meeting. However, in the event that less than 40 days' notice of prior public disclosure of the date of the annual meeting is given or made to stockholders, nominations by stockholders must be received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was first made.

       Meetings and Committees of First Federal. The First Federal Board of Directors meets monthly and may have additional special meetings upon the written request of the Chairman of the Board or at least two directors. The First Federal Board of Directors met 12 times during the fiscal year ended September 30, 2001. During fiscal 2001, no incumbent director of First Federal attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by the committees of the Board of Directors on which he or she served.

The Board of Directors of First Federal has standing Executive, Investment/Interest Rate Risk, Loan and Asset Review Committees.

       The First Federal Executive Committee exercises the powers of First Federal's Board of Directors between Board meetings, except that this committee does not have the authority of the Board to amend the charter or bylaws, adopt a plan of merger, consolidation, dissolution, or provide for the disposition of all or

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substantially all of the property and assets of First Federal. The Executive Committee also serves as the First Federal Audit Committee and selects First Federal's independent accountants and meets with the accountants to discuss the scope and to review the results of the annual audit. The Executive Committee for fiscal 2001 was composed of Chairman Strecker, Vice Chairman Newkirk and Director Smith. The Executive Committee met five times during the fiscal year ended September 30, 2001.

       The Investment/Interest Rate Risk Committee is comprised of President Spencer, Senior Vice President and Senior Loan Officer Gary L. Overfield and Vice President and Chief Financial Officer James B. Mitchell. The Investment/Interest Rate Risk Committee is responsible for the formulation of First Federal's strategy and monitoring its investment performance and implementation of First Federal's interest rate risk management strategy. This committee met four times during fiscal 2001.

       The Loan Committee is composed of President Spencer, Mr. Overfield, Vice President and Asset Manager Jim L. Clubine and Vice President Dennis L. Greenhaw. This committee meets weekly to evaluate and approve all loan applications. During fiscal 2001, this committee met 52 times.

       The Asset Review Committee is comprised of President Spencer, Messrs. Overfield, Clubine and Greenhaw and Vice President Lori L. Kelley. This committee identifies and reviews First Federal's problem assets. This committee met four times during fiscal 2001.

Audit Committee Matters

       Audit Committee Report. The Audit Committee of the Board of Directors of First Independence has issued the following report with respect to the audited financial statements of First Independence for the fiscal year ended September 30, 2001:

  The Audit Committee has reviewed and discussed with First Independence's management First Independence's fiscal 2001 audited financial statements;

  The Audit Committee has discussed with Grant Thornton LLP, First Independence's independent auditors, the matters required to be discussed by Statement on Auditing Standards  No. 61;

  The Audit Committee has received the written disclosures and letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1 (which relates to the auditors' independence from First Independence and its related entities) and has discussed with the auditors their independence from First Independence; and

  Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in First Independence's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2001.

       Submitted by the Audit Committee of the Board of Directors of First Independence:

Lavern W. Strecker
William T. Newkirk II
Joseph M. Smith

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       Independence. Each member of the Audit Committee is "independent" under the definition of independence contained in the National Association of Securities Dealers' listing standards for the Nasdaq Stock Market.

       Audit Committee Charter. First Independence has adopted a written audit committee charter. A copy of the charter was attached as an appendix to last year's proxy statement.

Director Compensation

       Our directors are not paid fees for their service in this capacity. Directors of First Federal are paid a fee of $750 per month, plus $750 per each special Board meeting of First Federal and $500 per each Executive Committee meeting attended. With the exception of the First Federal Executive Committee, no fee is paid for membership on First Federal committees.

Executive Compensation

       We have not paid any compensation to First Independence's executive officers since its formation. We do not presently anticipate paying any compensation to these persons until First Independence becomes actively involved in the operation or acquisition of businesses other than First Federal.

       The following table sets forth information regarding compensation paid to the Chief Executive Officer for services rendered during the fiscal year ended September 30, 2001. No other executive officer made $100,000 or more in salary and bonus during the fiscal year ended September 30, 2001.

SUMMARY COMPENSATION TABLE
		Annual Compensation		Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Restricted Stock Award(s) ($)	Securities Underlying Options/ SARs (#)	All Other Compensation ($)(2)
Larry G. Spencer, President and Chief Executive Officer	2001 2000 1999	$132,215 124,712 117,841	$14,518 13,827 10,683	--- --- ---	--- --- ---	$17,361 10,614 11,145
__________________
(1)   Includes director's fees of $8,400, $6,800 and $6,500, and income of $363, $340 and $485 resulting from excess group life insurance on behalf of Mr. Spencer, during fiscal 2001, 2000 and 1999, respectively.
(2)   Represents the value of the allocations to Mr. Spencer's ESOP account.

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       No stock options or stock appreciation rights were granted during fiscal 2001. The following table sets forth certain information concerning the number and value of stock options held by Larry Spencer, our Chief Executive Officer, at September 30, 2001.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES
			Number of Securities Underlying Unexercised Options/SARs at FY-End (#)		Value of Unexercised In-the-Money Options/SARs at FY-End ($)(1)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Larry G. Spencer	14,613	$95,756.50	14,481	---	$115,848	---
____________________
(1)   Represents the aggregate value of the in-the-money options (market price of First Independence common stock less the exercise price) based upon the average of the bid and asked prices of the common stock on September 28, 2001, the last trading day of the fiscal year, being equal to $13.00 per share.

Employment Agreements

       First Federal has entered into employment agreements with Mr. Spencer and two other executive officers. The employment agreements are designed to assist us in maintaining a stable and competent management team upon which the continued success of First Federal depends. The employment agreements provide for an annual base salary in an amount not less than the employee's current salary and an initial term of three years. Each agreement provides for extensions of one year, in addition to the then-remaining term under the agreement, on each anniversary of the effective date of the agreement, subject to a formal performance evaluation performed by disinterested members of the Board of Directors of First Federal. The agreements also guarantee participation in an equitable manner in employee benefits applicable to executive personnel. The agreements provide for termination upon the employee's death, for cause or in certain events specified by Office of Thrift Supervision regulations. The employment agreements are also terminable by the employee upon 90 days' notice to First Federal.

       The employment agreements provide for payment to the employee of his salary for the remainder of the term of the agreement, plus up to 299% of the employee's base compensation, in the event there is a "change in control," as that term is defined in the agreements, of First Federal or First Independence and employment terminates involuntarily in connection with the change in control or within 18 months thereafter. This termination payment is subject to reduction to ensure that all amounts payable to the employee in connection with a change in control are deductible by First Federal for federal income tax purposes. Based on his current salary, if Mr. Spencer had been terminated as of September 30, 2001, under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $383,000.

Certain Transactions

       We have followed a policy of granting consumer loans and loans secured by the borrower's personal residence to officers, directors and employees. Loans to executive officers, directors and employees are made in the ordinary course of business and on the same terms and conditions, including interest rates and collateral, as those of comparable transactions prevailing at the time with other persons, in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features, which is consistent with current federal requirements. Loans to executive officers and directors must be approved by a majority of the disinterested directors and loans to other officers and employees must be approved by our loan committee.

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Section 16(a) Beneficial Ownership Reporting Compliance

       Section 16(a) of the Securities Exchange Act of 1934, as amended, requires First Independence's directors and executive officers, and persons who own more than 10% of First Independence's equity securities to report their initial ownership of First Independence's common stock and other equity securities, and any subsequent changes in that ownership to the SEC. Specific due dates for these reports have been established by the SEC and First Independence is required to disclose in this proxy statement any late filings or failures to file.

       To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended September 30, 2001, all Section 16(a) filing requirements applicable to First Independence's executive officers, directors and greater than 10% beneficial owners were complied with, except that Mr. Clubine filed one late report relating to an exercise of his stock options.

PROPOSAL II - RATIFICATION OF THE APPOINTMENT OF AUDITORS

       We have renewed our arrangement for Grant Thornton LLP to be our independent auditors for the 2002 fiscal year, subject to the ratification of the appointment by our stockholders. A representative of Grant Thornton LLP is expected to attend the annual meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

       During the fiscal year ended September 30, 2001, Grant Thornton LLP provided various audit and non-audit services to First Federal. Set forth below are the aggregate fees billed for these services.

       Audit Fees. The aggregate fees billed to First Independence by Grant Thornton LLP for professional services rendered for the audit of First Independence's financial statements for fiscal 2001 and the reviews of the financial statements included in First Independence's Forms 10-QSB for that year were $48,400.

       Financial Information Systems Design and Implementation Fees. There were no fees for financial information systems design and implementation billed to First Independence by Grant Thornton LLP for fiscal 2001.

       All Other Fees. Other than audit fees, the aggregate fees billed to First Independence by Grant Thornton LLP for fiscal 2001 were $10,650.

       The Audit Committee of the Board of Directors has considered whether the provision of all non-auditing services (and the aggregate fees billed for these services) in fiscal 2001 by Grant Thornton LLP, First Independence's principal independent auditors, is compatible with maintaining the principal auditors' independence.

STOCKHOLDER PROPOSALS

       In order to be eligible for inclusion in the proxy materials for next year's annual meeting of stockholders, any stockholder proposal to take action at such annual meeting must be received at the executive office of First Independence located at Myrtle and Sixth Streets, Independence, KS 67301 no later than August 29, 2002. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended. Otherwise, any stockholder proposal to take action at such annual meeting must be received at our executive office located at Myrtle and Sixth Streets,

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Independence, KS 67301 at least 30 days prior to the date of the next annual meeting. However, in the event that less than 40 days' notice or prior public disclosure of the date of the next annual meeting is given or made to stockholders, the stockholder proposal must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was first made. All stockholder proposals must also comply with our bylaws and Delaware law.

OTHER MATTERS

       We are not aware of any business to come before the annual meeting other than those matters described above in this proxy statement. However, if any other matter should properly come before the annual meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

Independence, Kansas
December 27, 2001

REVOCABLE PROXY

FIRST INDEPENDENCE CORPORATION

Annual Meeting of Stockholders
January 30, 2002

       The undersigned hereby appoints the Board of Directors of First Independence Corporation ("First Independence"), and the survivor of them, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock which the undersigned is entitled to vote at the annual meeting of stockholders, to be held at the main office of First Independence located at Myrtle and Sixth Streets, Independence, Kansas, on January 30, 2002 at 10:30 a.m., and at any and all adjournments and postponements thereof, as follows:

I.       The election as directors of all nominees listed below for three-year terms.

          [   ]   FOR                     [   ]   WITHHOLD                     [   ]   FOR ALL EXCEPT

LAVERN W. STRECKER                     ROBERT A. JOHNSON

       INSTRUCTIONS: To withhold your vote for any individual nominee, mark "For All
       Except" and write that nominee's name in the space provided below.

II.      The ratification of the appointment of Grant Thornton LLP as auditors of First Independence for the fiscal year ending September 30, 2002.

          [   ]   FOR                     [   ]   AGAINST                     [   ]   ABSTAIN

       In their discretion, the proxies are authorized to vote on such other matters as may properly come before the annual meeting or any adjournments or postponements thereof.

The Board of Directors recommends a vote "FOR" the proposals listed above.

       This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy, if properly executed, will be voted FOR each of the proposals set forth herein. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       Should the undersigned be present and elect to vote at the annual meeting or at any adjournments or postponements thereof, and after notification to the Secretary of First Independence at the annual meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

       The undersigned acknowledges receipt from First Independence, prior to the execution of this proxy, of a Notice of the Annual Meeting, a Proxy Statement and First Independence's Annual Report to Stockholders for the fiscal year ended September 30, 2001.

Dated:

SIGNATURE OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER

Please sign exactly as your name(s) appear(s) above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY
IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

If your address has changed please correct
the address in the space provided below and
return this portion with the proxy in the
envelope provided.